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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 5, 2002

                               LECSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



                                      Texas
         (State or other jurisdiction of incorporation or organization)



                  33-95796                      76-0406417
          (Commission File Number) (IRS Employer Identification Number)


                             4501 Circle 75 Parkway
                                Building D -4210
                           Atlanta, Georgia 30339-3025

                    (Address of principal executive offices)

                                 (404) 659-9500
                         (Registrant's telephone number,
                              including area code)







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Item 2.     Acquisition or Disposition of Assets


     On December 5, 2002, LecStar Corporation ("LC") and its wholly owned subsidiary, LecStar Communications Corporation ("LCC"), transferred certain assets the two companies had pledged as collateral under secured promissory notes to McCormack Avenue Ltd., the holder of the notes, in full satisfaction of the indebtedness. The transferred assets included the common stock of two LCC operating subsidiaries, LecStar Telecom, Inc. and LecStar DataNet, Inc.

     Sherman LLC, LC's largest common stock shareholder and affiliate may be deemed to be an affiliate of McCormack Avenue Ltd.



Item 5.     Other Events


     On December 5, 2002, W. Dale Smith (President and Chief Executive Officer) and James E. Malcom (Vice President, Chief Financial Officer and Treasurer) of LecStar Corporation resigned effective December 12, 2002. Donald G. Santavicca (Vice President, Chief Accounting Officer, Controller and Assistant Treasurer), Michael E. Britt (Vice President Regulatory Affairs) and W. Chad Smith (Secretary) resigned effective December 6, 2002.



Item 6.     Resignations of Registrant's Directors


     On December 5, 2002, William S. Woulfin and W. Dale Smith resigned as directors of LecStar Corporation.



Item 7.     Financial Statements and Exhibits


     Financial Statements

            None.


     Exhibits

            See Exhibit Index attached hereto and incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LECSTAR CORPORATION


                                                     By:   /s/ W. Dale Smith
                                                       -------------------------
                                                        W. Dale Smith, President


Date:    December 6, 2002



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                                  EXHIBIT INDEX

Exhibit Number             Description

4.1 Letter agreement for Acceptance of Collateral between McCormack Avenue Ltd. and LecStar Corporation and LecStar Communications Corporation

4.2      Resignation Letter of William S. Woulfin, Chairman of the Board of
         Directors

4.3      Resignation Letter of W. Dale Smith, Director












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